Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

SitusAMC (“SAMC”) performed due diligence services as described below utilizing various scopes of review. The mortgage loans, which were originated by multiple parties, were purchased by certain affiliates of Lakeview Loan Servicing LLC (“Client”) in multiple bulk transactions. The mortgage loans are currently serviced by Lakeview Loan Servicing, LLC (“Servicer”). The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed

The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by SAMC. The total population covered during the Review varied by review scope.

The mortgage loan review sample was broken down into the following review scopes:

▪ “Data Integrity Review”	155 mortgage loans
▪ “Debenture Interest Rate Verification	1,713 mortgage loans
▪ “FHA Insurance Verification”	1,713 mortgage loans
▪ “Collection Comment Review”	155 mortgage loans

(3) Determination of the sample size and computation.

Original statistical sample sizes were grossed up to preserve levels of statistical significance in the event of drops from the securitization population after due diligence commencement. The original population for securitization was reduced from 3,446 mortgage loans to 1,713 mortgage loans (the “Securitization Population”) after sample selections were made and due diligence commenced. The 1,733 drops were requested by Client. Population reductions within each procedure tested may have altered overall statistical samples because of dropped loans after sampling was completed. Samples sizes and exceptions identified within the procedures below have excluded dropped loans.

(4) Quality or integrity of information or data about the assets: review and methodology.

SAMC compared data fields on the securitization tape provided by the client to the data found in the actual file as captured by SAMC. The fields included in the data integrity review are detailed below. SAMC captured modified loan terms, where applicable, if the loan had been previously adjusted through a loan modification.

City	Original Appraised Value	Property Type
Current Balance	Original Interest Rate	State
Modification Flag (Has Modification)	Original Loan Amount	Street Address
Occupancy at Origination	Origination Date
Original Amortization Term	Postal Code

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria, or other requirements: review and methodology.

Not Applicable

(6) Value of collateral securing the assets: review and methodology

Not Applicable

(7) Compliance of the originator of the asset with federal, state and local laws and regulations: review and methodology.

Not Applicable

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception

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Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

Debenture Rate Verification: SAMC obtained and reviewed FHA reporting from Client or Client’s Servicer’s FHA Connection access and determined the endorsement date. SAMC looked up the corresponding Debenture Interest Rate from Mortgagee Debenture Interest Rates published by HUD utilizing the endorsement date for loans where the endorsement date was on or prior to 1/24/2004. For loans with endorsement dates post 1/24/2004, SAMC used the Next Due Date provided in the securitization tape to look up the applicable Debenture Interest Rate for purposes of calculating a claim. The United States Treasury Securities adjusted to a constant maturity of 10 years was utilized for the month in which the default occurred to identify the Debenture Interest Rate. SAMC then confirmed the Debenture Interest Rate agreed with the Debenture Interest Rate in the securitization tape.

Endorsement Verification: SAMC obtained and reviewed FHA reporting from the Client or Client’s Servicer’s FHA Connection access and determine that all loans have FHA insurance coverage.

Collection Comment Review: From the data tape received from Client. SAMC selected a statistical sample size of loans at the 95% confidence level and 5% confidence interval and grossed up the statistical sample size to include an overage above the statistically identified sample size. SAMC performed a collection comment review for the 12-month period prior to the Review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts and modifications.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other

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transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS AND CONCLUSIONS

DATA INTEGRITY REVIEW SUMMARY (155 Mortgage Loans)

SAMC compared data fields on the securitization tape provided by the Client to the data found in the actual file as captured by SAMC.

In total, 18 unique loans (11.61% of the total) were identified to have variances across 6 (six) unique data fields.

Category	# of Exceptions In Sample Population	Missing Documents	Combined Exceptions	Tested Securitization Population	% of Sample Population with Exceptions
Original Appraised Property Value	3	4	7	155	4.52%
Property Postal Code	5	0	5	155	3.23%
Property Type	1	4	5	155	3.23%
Origination Date	4	0	4	155	2.58%
Modification Flag	2	0	2	155	1.29%
Occupancy at Origination	0	1	1	155	0.65%
Original Amortization Term	0	0	0	155	0.00%
Original Interest Rate	0	0	0	155	0.00%
Original Loan Amount	0	0	0	155	0.00%
Property City	0	0	0	155	0.00%
Property State	0	0	0	155	0.00%
Property Street Address	0	0	0	155	0.00%

DEBENTURE RATE REVIEW RESULTS SUMMARY (1,713 Mortgage Loans)

SAMC compared the Debenture Interest Rate in the securitization tape to the Debenture Rate determined per the agreed upon procedure. SAMC identified three (3) instances where the verified rate was found to have a variance when compared to the data tape.

Category	Loan Count	% of Securitization Population
No Variance Found	1,710	99.82%
Data Discrepancy Noted	3	0.18%

ENDORSEMENT VERIFICATION (1,713 Mortgage Loans)

SAMC obtained and reviewed FHA reporting from the Client or Client’s Servicer’s FHA Connection access and determine that all loans have FHA insurance coverage. SAMC identified one (1) instance where the FHA insurance coverage was no longer in effect.

Category	Loan Count	% of Securitization Population
Insurance Verified in Effect	1,713	100.00%

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COLLECTION COMMENT REVIEW SUMMARY (155 Mortgage Loans)

Of the mortgage loans subject to the collection comment review, no mortgage loans (0.00%) triggered an EV1 exception level, 105 mortgage loans (67.74%) triggered an EV2 exception level, and 50 mortgage loans (32.26%) triggered an EV3 exception level.

Exception level severity is defined in the following categories:

Event Level 1 (“EV1”)

The loan test results identify minimal to no current risk to the asset. Exceptions in this category are informational and have been resolved, active resolution is in process or expected, or immaterial in nature.

Event Level 2 (“EV2”)
The loan test results identify potentially limited risk to the overall asset. Exceptions in this category identify events that may have an active resolution in process or expected but details are unclear or unresolved. Additionally, events may be associated with potential milestones that are pending or not completed that may cause a future impact to the asset (i.e. tax sale but during redemption).

Event Level 3 (“EV3”)
The loan test results identify higher risk to the overall asset. Exceptions in this category are considered material and identify events that negatively or potentially negatively impact the following: ownership/proof of standing, property condition, environmental concerns, borrower ability to repay, legal action, loss mitigation efforts in process, reputational risks to asset owner (i.e. borrower disputes, lawsuits, etc.).

Servicing Review Grade	Loan Count	% of Loans
EV1	0	0.00%
EV2	105	67.74%
EV3	50	32.26%
Total	155	100.00%

EV3 Exceptions	# Exceptions	% of Loans
Loan is in Foreclosure	27	17.42%
Collection Comments - Incomplete -	24	15.48%
Damaged Exterior - Damage remains unresolved and no indication covered by insurance sufficient to cover repair	3	1.94%
RFD - Borrower Illness	3	1.94%
Cease and Desist Request Received From Mortgagor or 3rd Party	2	1.29%
Damaged Interior - Damage remains unresolved and no indication covered by insurance	1	0.65%
Mortgagor Deceased - Not clear or no information on executor/heir	1	0.65%
Mortgagor Working w/ 3rd Party Group	1	0.65%
Title Issue -	1	0.65%
Total	63	40.65%

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